EXH10-17

                         STANDARD FORM COMMERCIAL LEASE

                                   1. PARTIES

LESSOR, which expression shall include COBRA REALTY TRUST, its heirs, successors, and assigns where the context so admits, does hereby lease to FIBERCORE, INC., MOHD A. ASLAMI AND CHARLES DELUCA, LESSEE, which expression shall include their successors, executors, administrators, and assigns where the context so admits, and the LESSEE hereby leases the following described premises:
                                   2. PREMISES

Twenty Thousand (20,000) square feet, entire Building NO. 01, Sturbridge, MA and parking adjacent thereto owned by Lessor, Cobra Realty Trust in the Sturbridge Industrial Park together with the right to use in common with others entitled thereto, the road necessary for access to said leased premises and including 2 + acres as shown on the attached plan called "Exhibit A", Lot 1.

                                     3. TERM

The term of this lease shall be for Three (3) years commencing on February 1, 1994 and ending on January 31, 1997.

                                     4. RENT

The  LESSEE  shall  pay  to the  LESSOR  rent  at the  rate  of  Forty  Thousand
($40,000.00) per year for the first year, payable in advance in monthly installments of Three Thousand Three Hundred Thirty-three Dollars and Thirty-three Cents ($3,333.33). The Lessee shall pay to the Lessor rent at the rate of Eighty-five Thousand Dollars ($85,000.00) per year for the second year,


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payable in advance monthly  installments of Seven Thousand  Eighty-three Dollars
($7,083.00). The Lessee shall pay to the Lessor rent at the rate of Ninety Thousand Dollars ($90,000.00) per year for the third year, payable in advance monthly installments of Seven Thousand Five Hundred Dollars ($7s500.00).

         The LESSER shall have the option to extend this lease for two successive three year periods after the original expiration of this lease (January 31, 1997) by giving six (6) months notice in writing before the end of the lease (as extended by each option) of intention to do so. The option period shall be upon the same terms and conditions as herein set forth except that the base rate for each year shall be based on the rent for the previous year, plus the additional rent based on the C.P.I. as set forth in the next paragraph. All the rent payable shall be absolutely triple net to Lessor and the Lessee shall be responsible for all costs connected with the building including but not limited to taxes, insurance including rent loss and repairs except that for the first year Lessee shall not be responsible for taxes.

         The Lessee shall pay the first and last month's rent simultaneously with the signing hereof, S3,333.33 plus $1,500.00.

                              5. OPTION PERIOD RENT

The amount of Annual Rent to be paid by Tenant to Landlord during each lease Year of the First Option Term and each year of the subsequent option period shall be determined on an annual basis, commencing on the First Lease Year of the Option Term as follows: The Annual Rent for the first Lease Year of the Option Term


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shall  be  Ninety  Thousand  Dollars  ($90,000.00)  plus a sum  which  shall  be determined by multiplying the current rent set forth above by a fraction, the numerator of which shall be the Price Index (as hereinafter defined in next paragraph) for the first month of such Lease Year and the denominator of which shall be the Base Price Index,; provided, however, in no event shall the Annual Rent be less than the Annual Rent for the immediately preceding Lease Year. The Annual Rent for the second Lease Year of the Option Term shall be determined by multiplying the Annual Rent for the preceding Lease Year by a fraction, the numerator of which shall be the Price Index for the first month of Lease Year and the denominator of which shall be the Base Price Index.; provided, however, in no event shall the Annual Rent be less than the Annual Rent for the immediately preceding Lease Year.


The foregoing computation can be illustrated by the following example:

     On the first day of the First Option Term the Annual Rent for the first

Lease Year of the Option Terms, as adjusted shall be determined as follows:

     $90,000.00 X CPI for December 31, 1997 = Rent for first year CPI for December 31, 1996 of First Option Term

On the first anniversary of the commencement of the First Option Term the Annual Rent for the second Lease Year of the Option Terms, as adjusted, shall be determined as follows:

Rent for
first Lease       X        CPI for  , 1998  = Rent for
Year of Option             CPI for  , 1997    second Lease
                                              Year of Option
(from above)



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The "Price  Index" shall mean the Consumer  Price Index for All Urban  Consumers
(CPI-U) (Revised), Boston, Massachusetts, A11 Items (1982-1984-100) published by the Bureau of Labor Statistics of the United States Department of Labor and the "Base Price Index" shall be: for the Option Term, the price index for the month of December, 1996. In the event the Price Index Ceases to use the 1996-1997 average of 100 as the basis of calculation, or if a substantial change is made in the terms or number of items contained in the Price Index, then the Price Index shall be adjusted to the figure that would have been arrived at had the manner of computing the Price Index in effect at the date of this lease not been changed. Each subsequent year the same calculations shall be mate.

                              6. OPTION TO PURCHASE

         The Lessee shall have the option to purchase the leased property including 2 + acres as shown on Exhibit "A" under the following terms:

     A. If the option to purchase is exercised in the first year, the purchase price shall be $1,200,000.00.

     B. If the option to purchase is exercised in the second year, the purchase price shall be $1,300,000.00;

     C. If the option to purchase is exercised in the third year, the purchase price shall be $1,450,000.00.

     D. Lessee shall has sixty (60) days to negotiate an option agreement covering 8 + acres shown on tot II on the attached Exhibit "A".


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                                  7. UTILITIES

The LESSEE shall pay, as they become due, all bills for electricity and other utilities (whether they are used for furnishing heat or other purposes) that are furnished to the leased premises. LESSOR shall have no obligation to provide utilities or equipment other than the utilities and equipment within the premises as of the commencement date of this lease. In the event LESSEE requires additional utilities or equipment the installation and maintenance thereof shall be the LESSEE's sole obligation, provided that such installation shall be subject to the written consent of the LESSOR not to be unreasonably withheld.

                            8. USE OF LEASED PREMISES

The LESSEE shall use the leased premises only for the purpose of storage, manufacture, assembly, marketing, and development of fiber optic, cable monitoring system and other related equipment, and other lawful purposes not inconsistent therewith.
                             9. COMPLIANCE WITH LAWS

The LESSEE acknowledges that no trade or occupation shall be conducted in the leased premises or use made thereof which will be unlawful, improper, noisy or offensive, or contrary to any law or any municipal by-law or ordinance in force in the city or town in which the premises are situated.

                               10. FIRE INSURANCE

The LESSEE shall not permit any use of the leased premises which will make voidable any insurance on the property of which the leased premises are a part or on the contents of said property or which shall be contrary to any law or regulation from time to


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 time established b)t the New England Fire Insurance  Rating  Association or any
similar body succeeding to its powers . The LESSEE shall on demand reimburse the LESSOR all extra insurance premiums caused by the LESSEE's use of the premises.

                                 11. MAINTENANCE
A. LESSEE'S OBLIGATIONS

Except for structural and roof repairs and maintenance, the LESSEE agrees to Maintain the leased premises in good condition, damage by reasonable wear and tear, fire and other casualty only excepted, and whenever necessary to replace plate glass and other glass therein, acknowledging that the leased premises are now in good order and the glass whole. The LESSEE shall not permit the leased premises to be overloaded, damaged, stripped or defaced, nor suffer any waste. LESSEE shall obtain written consent of LESSOR before erecting any sign on the premises, such consent not to be unreasonably withheld.

                             B. LESSOR'S OBLIGATIONS

         The LESSOR agrees to maintain the roof and structure of the building of which the leased premises are a part in the same condition as it is at the commencement of the term or as it may be put in during the term of this lease, reasonable wear and tear, damage by fire and other casualty only excepted, unless such maintenance is required because of the LESSEE or those for whose conduct the LESSEE is legally responsible.

                           12. ALTERATIONS - ADDITIONS

The LESSEE shall not make alterations or additions to the leased premises, unless the LESSOR consents thereto in writing which


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allowed  alterations shall be at the LESSEE's expense and shall be of quality at least equal to the present construction. LESSEE shall not permit any mechanics' liens, or similar liens to remain upon the leases premises for labor and material furnished to LESSEE in connection with work of any character performed at the direction of LESSEE and shall cause any such lien to be released of record forthwith without cost to LESSOR. The LESSEE will have the right to remove any alterations, fixtures or equipment, provided however, that the LESSEE shall repair any damage caused by such removal and provided that LESSEE posts a cash bond with THE consent shall not be unreasonably withheld or delayed . A11 such LESSOR sufficient to pay for any damage caused by the removal.

                                 13. SUBLEASING

The LESSEE shall not sublet the whole or any part of the lease premises without LESSOR ' s prior written consent not unreasonably withheld, Subsidiaries and affiliated companies are excluded from prior written consent requirement . notwithstanding such consent, LESSEE shall remain liable to LESSOR for the payment of all rent and for the full performance of the covenants and conditions of this lease.

                                14. SUBORDINATION

This lease shall be subject and subordinate to any and all mortgages, deeds of trust and other instruments in the nature of a mortgage, now or at any time hereafter, a lien or liens on the property of which the lease premises are a part and the LESSEE shall, when requested, promptly execute and deliver such written


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instruments  as shall be  necessary to show the  subordination  of this lease to said mortgages, deeds of trust or other such instruments in the nature of a mortgage. The LESSEE shall subordinate to any subsequent mortgages if said mortgagee acknowledges the rights of the LESSEE under this lease

                               15. LESSOR'S ACCESS

The LESSOR or agents of the LESSOR may, at reasonable times and upon reasonable notice, enter to view the leased premises and may remove placards and signs not approved and affixed as herein provided, and make repairs and alterations as LESSOR should elect to do and may show the leased premises to others, and at any time within three (3) months before the expiration of the term, may affix to any suitable part of the leased premises a notice for letting or selling the leased premises or property of which the leased premises are a part and keep the same so affixed without hindrance or molestation. The LESSOR shall cause as little disruption to the conduct of LESSEE's business as reasonably possible.

                        16. INDEMNIFICATION AND LIABILITY

The LESSEE shall save the LESSOR harmless from all loss and damage occasioned by the use or escape of water or by the bursting of pipes, as well as from any claim or damage resulting from neglect in not removing snow and ice from the roof of the building or from the sidewalls bordering upon the premises so leased, or by any nuisance made or suffered on the leased premises, unless such loss is caused by the neglect of the


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LESSOR. The removal of snow and ice from the sidewalks bordering upon the leased premises shall be Lessee responsibility.

                        17. LESSEE'S LIABILITY INSURANCE

The LESSEE shall maintain with respect to the leased premises and the property of which the leased premises are a part comprehensive public liability insurance in the amount of $500,000/$1,000,000 with property damage insurance in limits of $100,000 in responsible companies qualified to do business in Massachusetts and in good standing therein insuring the LESSOR as well as LESSEE against injury to persons or damage to property as provided. The LESSEE shall deposit with the LESSOR certificates for such insurance at or prior to the commencement of the term, and thereafter within thirty l30) days prior to the expiration of any such policies. All such insurance certificates shall provide that such policies shall not be canceled without at least ten (10) days prior written notice to each assured named therein.

                       18. FIRE CASUALTY -- EMINENT DOMAIN

Should a substantial portion of the leased premises. or of the property of which they are a part, be substantially damaged by fire or other casualty, or be taken by eminent domain, the LESSOR may elect to terminate this lease. When such fire, casualty, or taking renders the leased premises substantially unsuitable for their intended use, a just and proportionate abatement of rent shall be made, and the LESSEE may elect to terminate this lease if:

     (a) The LESSOR fails to give written notice within fifteen (15) days of intention to restore leased premises, or


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     (b)  The  LESSOR  fails to  restore  the  leased  premises  to a  condition substantially suitable for their intended use within forty-five (45) days of said fire, casualty or taking.

The LESSOR reserves, and the LESSEE grants to the LESSOR, all rights which the LESSEE may have for damages or injury to the leased premises for any taking by eminent domain except for damage to the LESSEE's fixtures, property, equipment and loss of profit .

                           19. DEFAULT AND BANKRUPTCY
In the event that:

     (a) The LESSEE shall default in the payment of any installment of rent or other sum herein specified and such default shall continue for ten
          (10) days after written notice thereof: or

     (b) The LESSEE shall default in the observance or performance of any other of the LESSEE's covenants, agreements, or obligations hereunder and such default shall not be corrected within thirty (30) days after written notice thereof: or

     (c) The LESSEE shall be declared bankrupt or insolvent according to law, or, if any assignment shall be made of LESSEE's property for the benefit of creditors,

then the LESSOR shall have the right thereafter, while such default continues, to re-enter and take complete possession of the leased premises, to declare the term of this lease ended, and


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remove the LESSEE's  effects,  without  prejudice to any remedies which might be otherwise used for arrears of rent or other default. The LESSEE shall indemnify the LESSOR against all loss of rent and other payments which the LESSOR may incur by reason of such termination during the residue of the term. If the LESSEE shall default, after reasonable notice thereof, in the observance or performance of any conditions or covenants on LESSEE's part to be observed or performed under or by virtue of any of the provisions in any article of this lease, the LESSOR, without being under any obligation to do so and without thereby waiving such default, may remedy such default for the account and at the expense of the LESSEE. If the LESSOR makes any expenditures or incurs any obligations for the payment of money in connection therewith, including but not limited to, reasonable attorney's fees in instituting, prosecuting or defending any action or proceeding, such sums paid or obligations insured, with interest at the rate of 18 percent per annum and costs, shall be paid to the LESSOR by the LESSEE as additional rent. The LESSOR shall use best efforts to relet the promises.

                                   20. NOTICE

Any notice from the LESSOR to the LESSEE relating to the leased premises or to the occupancy thereof, shall be deemed duly served, if mailed to the LESSEE at leased premises, registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSEE. Any notice from the LESSEE to the LESSOR relating to the leased premises or to the occupancy thereof,


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shall be deemed duly served,  if mailed to the LESSOR by registered or certified mail, return receipt requested, postage prepaid, addressed to the LESSOR at such address as the LESSOR may from time to time advise in writing . All rent notices shall be paid and sent to the LESSOR at Cobra Realty Trust, P.O. Box 2917, Worcester, MA 01613.

                                  21. SURRENDER

The LESSEE shall at the expiration or other termination of this lease, remove all LESSEE's goods, equipment and effects from the leased premises, (including, without hereby limiting the generality of the foregoing, all signs and lettering affixed or painted by the LESSEE, either inside or outside the leased premises). LESSEE shall deliver to the LESSOR the leased premises and all keys, locks thereto, and other fixtures connected herewith and all alterations and additions made to or upon the leased premises, in good condition, damage by fire or other casualty only excepted. In the event Of the LESSEE's failure to remove any of LESSEE's property from the premises, LESSOR is hereby authorized, without liability to LESSEE for loss or damage thereto, and at the sole risk to LESSEE, to remove and store any of the property at LESSEE ' s expense, or to retain same under LESSOR' s control or to sell at public or private sale, without notice any or all of the property not so removed and to apply the net proceeds of such sale to the payment of any sum due hereunder, or to destroy such property.

                              22. OTHER PROVISIONS

         A.       It is also understood and agreed that at such time as


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FIBERCORE,  Inc.  is listed on Nasdaq or  becomes a public  company,  the LESSEE shall be FIBERCORE, Inc., and any future liability of Aslami and DeLuca shall terminate as of that date, but they shall remain liable for prior activities or payments. In addition, Aslami and DeLuca may, after the expiration of the first year of the lease satisfy their personal obligation by payment of six (6) months rent in advance.

         B. The parties agree that until January 31, 1995 Coherence General corp. has the right to store the lasers presently on the premises at no cost but at its own risk with reasonable access at reasonable times to remove the equipment or to exhibit same for sale or other purposes.


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IN WITNESS  WHEREOF,  the said  parties  hereunto set their hands and seals this
31st day of January, 1994.

--------------------------                        ------------------------------
LESSEE, FIBERCORE, INC.                           LESSOR - COBRA REALTY TRUST

--------------------------
LESSEE, MOHD A. ASLAMI

--------------------------
LESSEE, CHARLES DELUCA



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                                   PLAN INSERT

                                     DIAGRAM